UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 25, 2009

SIRF TECHNOLOGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50669	77-0576030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

217 Devcon Drive San Jose, California	95112
(Address of principal executive offices)	(Zip Code)

(408) 467-0410

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01.	Other Events

On June 25, 2009, stockholders of SiRF Technology Holdings, Inc. (“SiRF”) voted at a special meeting to adopt the Agreement and Plan of Merger, dated as of February 9, 2009 (the “Merger Agreement”), by and among CSR plc (“CSR”), Shannon Acquisition Sub, Inc., a direct, wholly owned subsidiary of CSR (“Merger Sub”), and SiRF, pursuant to which Merger Sub will merge with and into SiRF, with SiRF surviving the merger as a direct, wholly owned subsidiary of CSR (the “Merger”).

Under the terms of the Merger Agreement, SiRF stockholders will receive 0.741 of a CSR ordinary share for each share of SiRF common stock they own at the closing of the Merger. The transactions contemplated by the Merger Agreement are expected to close on June 26, 2009, subject to customary closing conditions and the admission of CSR ordinary shares issuable to SiRF stockholders to the Official List of the United Kingdom Listing Authority.

The Merger Agreement was originally filed by SiRF with the Securities and Exchange Commission on February 10, 2009 as an exhibit to its Current Report on Form 8-K.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of SiRF concerning the proposed Merger and other future events and their potential effects on SiRF, including, but not limited to, statements relating to anticipated financial and operating results, each company’s plans, objectives, expectations and intentions, cost savings and other statements, including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions. Such statements are based upon the current beliefs and expectations of our management, are not guarantees of future results and are subject to a significant number of risks and uncertainties. Actual results may differ materially from the results anticipated in these forward looking statements. The risks and uncertainties we face include, without limitation: the ability to satisfy conditions to the transaction on the proposed terms and timeframe; the possibility that the Merger does not close when expected or at all; the ability to realize the expected cost and revenue synergies from the Merger in the amounts or in the timeframe anticipated; the ability to integrate SiRF’s businesses into those of CSR’s in a timely and cost-efficient manner; the development of the markets for SiRF’s and CSR’s products, the combined company’s ability to develop and market a multifunction radio product containing our GPS-based location technology and CSR’s Bluetooth technology in a timely fashion; weak current economic conditions, uncertain future economic conditions, and the difficulty in predicting sales, even in the short-term; factors affecting the quarterly results of SiRF, CSR and the combined Company, sales cycles, price reductions, dependence on and qualification of foundries to manufacture the products of SiRF, CSR and the combined company, production capacity, the ability to adequately forecast demand, customer relationships, the ability of SiRF, CSR and the combined company to compete successfully, our product warranties, the impact of legal proceedings, the impact of the intellectual property indemnification practices of SiRF, CSR and the combined company; and other risks and uncertainties, including those detailed from time to time in our periodic reports filed with the Securities and Exchange Commission, including our Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. In particular, we refer you to the sections entitled “RISK FACTORS” of the Proxy Statement, dated June 2, 2009, and “Item 1A. RISK FACTORS” of our Quarterly Report on Form 10-Q for the quarter ended March 28, 2009 filed with the Securities and Exchange Commission, for additional information regarding the risks and uncertainties discussed above as well as additional risks and uncertainties that may affect our actual results. The forward-looking statements in this communication are qualified by these risk factors. Each statement speaks only as of the date of this communication (or any earlier date indicated in this communication) and SiRF undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances. Investors, potential investors and others should give careful consideration to these risks and uncertainties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 25, 2009

SIRF TECHNOLOGY HOLDINGS, INC.

By:	/s/ Dennis Bencala
Dennis Bencala
Chief Financial Officer